Exhibit 99.1
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
     The following Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2008 and the Unaudited Pro Forma Condensed Consolidated Income Statements for the three months ended March 31, 2008 and for the three years ended December 31, 2007, 2006 and 2005 have been derived from the historical financial statements of Bentley Pharmaceuticals, Inc. (the “Company”) and adjusted to give effect to the distribution of the common stock of CPEX Pharmaceuticals, Inc. (“CPEX”) to our stockholders, which will be accounted for as discontinued operations in the second quarter of 2008 in accordance with Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets.
     The Unaudited Pro Forma Condensed Consolidated Balance Sheet assumes that the above-mentioned transaction occurred on the date of such balance sheet and the Unaudited Pro Forma Condensed Consolidated Statements of Income assume that the above-mentioned transactions occurred on January 1, 2005.
     Management believes that the assumptions used to derive the Unaudited Pro Forma Condensed Consolidated Financial Statements are reasonable under the circumstances and given the information available. The Unaudited Pro Forma Condensed Consolidated Financial Statements have been provided for informational purposes and are not necessarily indicative of the financial condition or results of future operations or the actual financial condition or results that would have been achieved had the transactions occurred on the dates indicated. These Unaudited Pro Forma Condensed Consolidated Financial Statements (together with the footnotes thereto) should be read in conjunction with our historical consolidated financial statements and accompanying notes thereto, which can be found in our quarterly report on Form 10-Q for the period ended March 31, 2008, filed with the Securities and Exchange Commission on May 12, 2008 and our annual report on Form 10-K for the fiscal year ended December 31, 2007, filed with the Securities and Exchange Commission on March 17, 2008 and as amended on April 29, 2008.
     The Unaudited Pro Forma Condensed Consolidated Income Statements do not reflect material non-recurring charges which will impact net income within twelve months following the transaction, including charges we expect to incur in the second and third quarters of 2008 in connection with the consummation of the spin-off of CPEX.

BENTLEY PHARMACEUTICALS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

	As of March 31, 2008
	Historical	Spin-off	Pro Forma		Pro Forma
(in thousands)	Bentley	of CPEX(a)	Adjustments		Bentley
Assets
Current assets:
Cash and cash equivalents	$33,279	$(19,737)	$11,737	(b)	$25,279
Marketable securities	1,084	—	—		1,084
Receivables, net	46,137	(3,433)	—		42,704
Inventories	19,536	—	—		19,536
Deferred taxes	1,038	—	—		1,038
Prepaid expenses and other	1,827	(648)	—		1,179

Total current assets	102,901	(23,818)	11,737	(b)	90,820

Non-current assets:
Fixed assets, net	63,620	(2,769)	—		60,851
Drug licenses and related costs, net	17,613	(2,838)	—		14,775
Restricted cash	1,000	(1,000)	—		—
Deferred taxes	348	—	—		348
Other	1,016	(43)	—		973

Total non-current assets	83,597	(6,650)	—		76,947

Total assets	$186,498	$(30,468)	$11,737	(b)	$167,767

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$18,664	$(838)	$—		$17,826
Accrued expenses	13,643	(1,649)	—		11,994
Short-term borrowings	186	—	—		186
Current portion of long-term debt	1,304	—	—		1,304
Deferred income	1,296	—	—		1,296
Other current liabilities	1,206	—	—		1,206

Total current liabilities	36,299	(2,487)	—		33,812

Non-current liabilities:
Long-term debt	16,076	—	—		16,076
Deferred income	6,620	—	—		6,620
Other	2,645	—	—		2,645

Total non-current liabilities	25,341	—	—		25,341

Stockholders’ equity	124,858	(27,981)	11,737	(b)	108,614

Total liabilities and stockholders’ equity	$186,498	$(30,468)	$11,737	(b)	$167,767

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

BENTLEY PHARMACEUTICALS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

	For the Three Months Ended March 31, 2008
	Historical	Spin-off	Pro Forma
(in thousands, except per share data)	Bentley	of CPEX(a)	Bentley
Revenues:
Net product sales	$36,364	$—	$36,364
Licensing and collaboration revenues	3,649	(3,450)	199

Total revenues	40,013	(3,450)	36,563

Cost of net product sales	19,947	—	19,947

Gross profit	20,066	(3,450)	16,616

Operating expenses:
Selling and marketing	5,763	—	5,763
General and administrative	4,213	(1,105)	3,108
Research and development	2,804	(1,896)	908
Separation costs	3,834	(937)	2,897
Depreciation and amortization	526	(172)	354

Total operating expenses	17,140	(4,110)	13,030

Income from operations	2,926	660	3,586

Other income (expenses):
Interest income	260	(147)	113
Interest expense	(279)	1	(278)
Other, net	99	—	99

Income before income taxes	3,006	514	3,520

Provision for income taxes	1,942	—	1,942

Net income from continuing operations	$1,064	$514	$1,578

Weighted average shares outstanding:
Basic	22,469		22,469

Diluted	23,588		23,588

Net income from continuing operations per share:
Basic	$0.05		$0.07

Diluted	$0.05		$0.07

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

BENTLEY PHARMACEUTICALS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

	For the Year Ended December 31, 2007
(in thousands, except per share data)	Historical	Spin-off	Pro Forma
	Bentley	of CPEX(a)	Bentley

Revenues:
Net product sales	$112,999	$—	$112,999
Licensing and collaboration revenues	11,688	(11,127)	561

Total revenues	124,687	(11,127)	113,560

Cost of net product sales	64,010	—	64,010

Gross profit	60,677	(11,127)	49,550

Operating expenses:
Selling and marketing	18,523	—	18,523
General and administrative	17,073	(5,206)	11,867
Research and development	13,600	(9,646)	3,954
Separation costs	2,020	(1,010)	1,010
Depreciation and amortization	2,059	(752)	1,307

Total operating expenses	53,275	(16,614)	36,661

Loss on sale of drug license	(111)	—	(111)

Income from operations	7,291	5,487	12,778

Other income (expenses):
Interest income	1,092	(591)	501
Interest expense	(598)	10	(588)
Other, net	434	22	456

Income before income taxes	8,219	4,928	13,147

Provision for income taxes	5,534	—	5,534

Net income from continuing operations	$2,685	$4,928	$7,613

Weighted average shares outstanding:
Basic	22,339		22,339

Diluted	22,957		22,957

Net income from continuing operations per share:
Basic	$0.12		$0.34

Diluted	$0.12		$0.33

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

BENTLEY PHARMACEUTICALS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

	For the Year Ended December 31, 2006
	Historical	Spin-off	Pro Forma
(in thousands, except per share data)	Bentley	of CPEX(a)	Bentley

Revenues:
Net product sales	$100,590	$—	$100,590
Licensing and collaboration revenues	8,881	(8,366)	515

Total revenues	109,471	(8,366)	101,105

Cost of net product sales	49,850	—	49,850

Gross profit	59,621	(8,366)	51,255

Operating expenses:
Selling and marketing	16,153	—	16,153
General and administrative	14,801	(4,651)	10,150
Research and development	10,459	(7,881)	2,578
Litigation settlement	10,914	—	10,914
Depreciation and amortization	1,895	(679)	1,216

Total operating expenses	54,222	(13,211)	41,011

Gain on sale of drug license	38	—	38

Income from operations	5,437	4,845	10,282

Other income (expenses):
Interest income	820	(681)	139
Interest expense	(158)	—	(158)
Other, net	(43)	(2)	(45)

Income before income taxes	6,056	4,162	10,218

Provision for income taxes	5,082	—	5,082

Net income from continuing operations	$974	$4,162	$5,136

Weighted average shares outstanding:
Basic	22,141		22,141

Diluted	23,068		23,068

Net income from continuing operations per share:
Basic	$0.04		$0.23

Diluted	$0.04		$0.22

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

BENTLEY PHARMACEUTICALS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

	For the Year Ended December 31, 2005
	Historical	Spin-off	Pro Forma
(in thousands, except per share data)	Bentley	of CPEX(a)	Bentley

Revenues:
Net product sales	$91,308	$—	$91,308
Licensing and collaboration revenues	6,422	(6,149)	273

Total revenues	97,730	(6,149)	91,581

Cost of net product sales	46,161	—	46,161

Gross profit	51,569	(6,149)	45,420

Operating expenses:
Selling and marketing	16,347	—	16,347
General and administrative	11,405	(3,543)	7,862
Research and development	5,800	(3,858)	1,942
Litigation settlement	593	—	593
Depreciation and amortization	1,758	(609)	1,149

Total operating expenses	35,903	(8,010)	27,893

Income from operations	15,666	1,861	17,527

Other income (expenses):
Interest income	928	(746)	182
Interest expense	(211)	—	(211)
Other, net	12	2	14

Income before income taxes	16,395	1,117	17,512

Provision for income taxes	5,476	—	5,476

Net income from continuing operations	$10,919	$1,117	$12,036

Weighted average shares outstanding:
Basic	21,558		21,558

Diluted	22,929		22,929

Net income from continuing operations per share:
Basic	$0.51		$0.56

Diluted	$0.48		$0.52

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

BENTLEY PHARMACEUTICALS, INC. AND SUBSIDIARIES
NOTES TO
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
     The pro forma adjustments to the accompanying historical financial information as of and for the three months ended March 31, 2008 and for the three years ended December 31, 2007, 2006 and 2005 are described below:
(a)	Represents the assets, liabilities and operations of CPEX prior to the spin-off. The common stock of CPEX was distributed to our stockholders on June 30, 2008.
(b)	In accordance with the Separation and Distribution Agreement between the Company and CPEX, cash balances in excess of $8.0 million were required to be transferred to the Company on the distribution date. As of March 31, 2008, CPEX would have transferred $11.7 million to the Company.